Drive Profitable Growth Investor Presentation May 2026

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this presentation include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2026. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions in this presentation. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures in this presentation, most specifically Adjusted EBITDA, Adjusted Gross Margin, Adjusted Net Income and Free Cash Flow, as a supplement to GAAP financial measures to further evaluate the Company’s operating performance period over period, analyze the underlying business trends, assess performance relative to competitors and establish operational objectives.  Management believes it is important to provide investors with the same non-GAAP metrics it uses to evaluate the performance and underlying trends of the Company’s business operations to facilitate comparisons to its historical operating results and evaluate the effectiveness of its operating strategies. Disclosure of these non-GAAP financial measures also facilitates comparisons of the Company’s underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures. Unless noted otherwise, full-year guidance is based on the current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. These non-GAAP financial measures should not be considered in isolation from, or as replacements for, the most directly comparable GAAP financial measures, as these measures are not prepared in accordance with U.S. GAAP. Reconciliations between GAAP and non‐GAAP results are included at the end of this presentation and represent the most comparable GAAP measure(s) to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s current report on Form 8-K regarding its first quarter 2026 press release filed on May 5, 2026 with the SEC and available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com. The Company’s non-GAAP financial measures for the three months ended March 31, 2026, and 2025, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6™ product lines. Accordingly, previously reported figures for 2025 have been recast to reflect the financial impact of this decision. Amounts may not add due to rounding. 3

Key Themes Disciplined, Profitable Growth to Maximize Value Creation Building on a strong foundation as a leading global med tech company with a comprehensive portfolio of spinal solutions, therapeutic solutions, biologics, specialized limb reconstruction solutions, and an advanced surgical navigation system (7D FLASH™) Driving meaningful and sustainable, above-market growth with broad, differentiated technologies, extensive commercial reach, and improving financial strength Delivering significant value to surgeons and patients and setting new standards of innovation through our products and extensive solutions Executing a clear strategy for profitable growth led by an established, world-class management team Advancing toward our 2028 financial targets to build on positive momentum, increase transparency, and maximize shareholder value creation 05 03 04 02 01

Commitment to Disciplined, Profitable Growth to Deliver Life-Changing Solutions and Maximize Value Creation Orthofix 5

Entering a New Phase in our Journey, Driven by Strategic, Operational and Financial Discipline Building on a Strong Foundation – Transformation Focused on Accelerating Excellence RECENT ACCOMPLISHMENTS AND TRANSFORMATIVE ACTIONS Building on clear competitive advantages Delivering consistent performance – achieved profitability objectives, adjusted EBITDA margin expansion Consistent free cash flow generation—$3.1 million1 in FY 2025 Supporting profitable growth with disciplined capital deployment Driving a culture of execution and accountability through established, world-class management team CONTINUED LEADERSHIP FOCUS AREAS – MULTIPLE LEVERS FOR PROFITABLE GROWTH Innovation Focus Continued development of differentiated products to meet diverse surgeon preferences Commercial Strategy Enhancement Deeper market penetration through comprehensive portfolio offerings Technology Leadership Harnessing advanced systems for improved surgical outcomes and efficiency Growth Sustainability Emphasis on high-quality revenue streams and operational excellence Cash Flow Management Strategic financial planning to achieve positive free cash flow 1 Excluding the free cash flow impact related to the Company's discontinuation of the M6 product lines and related restructuring activities.

Aligned Around Our Vision and Mission Vision The unrivaled partner in med tech, delivering exceptional experiences and life-changing solutions Mission We provide medical technologies that heal musculoskeletal pathologies. We enable our teams through opportunities for growth, ownership of responsibilities, and empowerment to execute. We do this for patients and the healthcare professionals who treat them. We collaborate with world-class surgeons and other partners to bring to market highly innovative, cost-effective, and user-friendly medical technologies through excellent customer service. We do this to improve people’s quality of life, and in doing so, create exceptional value for our customers, employees and stockholders.

ORTHOFIX TODAY

# Healing Musculoskeletal Pathologies in Spine and Limb Reconstruction with Specialized Solutions and Enabling Technologies


Key Stats

| | |
|---|---|
| Founded | **1980** |
| Employees | **1,600+** |
| NASDAQ | **OFIX** |

**~$475M**
Market-Cap[1]

**~$84.1M**
TTM Adjusted EBITDA[2]

**~71.7%**
TTM Adjusted Gross Margin[2]

**~$120.9M**
Cash, Cash Equivalents, and Restricted Cash[2]

## TTM Net Sales[2] by Business

- Therapeutic Solutions
- Spinal Implants, Biologics, and Enabling Technologies
- Limb Reconstruction


17%
30%
~$819.1M
53%

## Global Presence

*TTM Net Sales[2] by Geography*

- Office
- Manufacturing / Distribution
- 3rd-Party Logistics


HQ
Lewisville, TX
~83%
U.S.
~17%
Int'l

**Attractive Stock Entry Point with Multiple Paths for Value Creation**

8

Note: TTM = Trailing 12 Months. [1] 4/30/2026. [2] As of 3/31/2026; All figures exclude impact of net sales and/or results of operations related to discontinuation of M6 product lines.

ORTHOFIX

Clear Strategic Pathway with Multiple Drivers for Value Creation Key Focus Areas & Priorities Innovate to drive growth and strengthen leading positions Future upside from high-impact new product launches Leverage technologies and sales channels across complementary product segments Create new entry points, cross-selling opportunities and stickier surgeon relationships Rigorous allocation of resources to high-return opportunities Focus on process and gross margin improvements Continuing to drive positive free cash flow in 2026 and thereafter Improved financial strength with profitability and term loan flexibility Invest in Differentiated Technologies Where Orthofix Can Win and Lead Capitalize on Multiple Access Points to Grow at Above-Market Rates Operate with Discipline for Margin Expansion Build Financial Resilience and Unlock Strong, Consistent Cash Flow Strategy is Driving Long-Term Profitable Growth and Positive Free Cash Flow

# Two Growth Pillars – One Integrated Performance Engine

**Spine**

Maximize procedural selling opportunity with Biologics, Limb Reconstruction, and Enabling Technologies

**Therapeutic Solutions** (formerly Bone Growth Therapies)

- Combined portfolio with Biologics to target trauma surgeons
- Combine with select Limb Reconstruction products
- Expanding domestically through legacy SeaSpine distribution and U.S. Limb Reconstruction channels

**Biologics**

- Expand cross-selling with U.S. Limb Reconstruction channels

**Limb Reconstruction**

Maximize procedural selling opportunity with Biologics, Limb Reconstruction, and Enabling Technologies

**Enabling Technologies (ET)**

- Focus on 7D equipment placements to drive recurring implant usage
- Leverage investment and drive synergistic approach across the portfolio

10
ORTHOFIX

Comprehensive Portfolio of Transformative Solutions Improved Clinical Efficiencies and Economic Value with 7D Enabling Technology Established Distribution Channels and Extensive Global Commercial Reach Large Addressable Markets with High- Growth Opportunities Across Continuum of Care World-Class, Visionary Leadership Team with Deep Sector Expertise Expanding and Deepening Customer Relationships 11 Capitalizing on Clear Competitive Advantages

# Addressable Markets ~$16B within Full Continuum of Care

| | Total Addressable Market | 2026 – 2028 Expected Market Growth Rate |
|---|---|---|
| **Spinal Implants** | ~$10.1B | ~3% – 4% |
| **Therapeutic Solutions** (formerly Bone Growth Therapies) | ~$0.6B | ~2% – 3% |
| **Biologics** | ~$2.1B | ~2% – 3% |
| **Limb Reconstruction** (formerly Orthopedics) | ~$2.6B | ~5% – 6% |
| **Enabling Technologies** | ~$0.4B | ~10% – 12% |


Well-Positioned for Favorable Macro Trends
Aging Population
Digital Healthcare
Evolving Standards of Care
AI and Machine Learning
Enabling Technology Advancement

12

ORTHOFIX

# Spinal Implants

## Driving Innovation and Taking Share

- Comprehensive, best-in-class spinal implants designed to work in concert with 7D Navigation and biologics to support improved clinical outcomes
- Focus on deformity correction
- Proven expertise in cervical fixation and material science

### Select Product Examples



Shoreline™ ACS



NorthStar™ OCT

**Cervical**



Mariner™ Deformity



Phoenix™ MIS



Wayfinder™

**Thoracolumbar Fixation**



WaveForm™ (3D Printed)



Reef™ (IBDs)



Explorer™ (Expandable)



Meridian™

**Interbody**

### Market Overview


~$10.1B
TAM[1]

**Thoracolumbar Fixation**
- Significant share capture opportunity
- ~3% – 4% market growth rate (2026 – 2028)

**Interbody**
- Significant share capture opportunity
- ~3% – 4% market growth rate (2026 – 2028)

**Cervical**
- Significant share capture opportunity
- ~3% – 4% market growth rate (2026 – 2028)

### OFIX Growth Drivers

- Sales channel optimization for growth, cross-selling, and OPEX leverage
- Pull through from lateral, cervical, and 7D earnouts
- Best-in-class implants to improve patient outcomes

**Supporting Clinicians and Patients through Continuous Innovation of Procedure Solutions**

[1] U.S. Total Addressable Market. Sources: iData Research Inc.; U.S. Market Report for Spinal Implants and VCF; SmartTrak US Spine Market Report; Internal OFIX estimates

13

ORTHOFIX

# Therapeutic Solutions (formerly Bone Growth Therapies)

## Maximizing #1 Market Position

- Safe, effective, non-surgical solution to promote bone healing in fracture management and high-risk spine fusions
- Most comprehensive portfolio of bone growth stimulation devices
- Most indications on the market to aid in bone healing solutions

**#1 prescribed bone growth stimulator**

**First to offer free recycling for patients to properly dispose of their devices**

**PEMF technology approved since 1986**

**1,400,000+**
**Prescribed devices**

## Select Product Examples


**PhysioStim™**


**AccelStim™**

**Complex Foot & Ankle Reconstruction and Fracture Management**


**CervicalStim™**


**SpinalStim™**

**Spine Fusion Therapy**

## Market Overview


~$0.6B
TAM[1]

### Spine
- #1 Position
- ~2% – 3% market growth rate (2026 – 2028)

### Fracture
- #2 Position
- ~2% – 3% market growth rate (2026 – 2028)

## OFIX Growth Drivers

- Procedural selling focused on cross-selling with limb reconstruction and spine
- New market channels with established sales representatives
- AccelStim growth to penetrate Fracture market

**Exceeding Market Growth Rate through Innovation and Expansion**

14

Note: PEMF = Pulsed Electromagnetic Field. [1] U.S. Total Addressable Market.

# Biologics

## Renewed Focus on Advancing our Portfolio

- Full spectrum of biologic solutions to enhance fusion process and promote bone repair and growth
- Provide industry leading, best-in-class products in each of the major bone grafting categories

### Select Product Examples


OsteoStrand™ Plus


OsteoSurge™ 300

**Demineralized Bone Matrix**


Trinity Elite™

**Cellular Allograft**


OsteoCove™

**Synthetic**


OsteoBallast™

**Procedure-Specific**

## Market Overview


~$2.1B
TAM[1]

### Demineralized Bone Matrix
- #3 Position
- ~2% – 3% market growth rate (2026 – 2028)

### Cellular Allograft
- #2 Position
- ~2% – 3% market growth rate (2026 – 2028)

### Synthetic
- Significant share capture opportunity
- ~2% – 3% market growth rate (2026 – 2028)

### Growth Factors, Other
- Do not participate

## OFIX Growth Drivers
- Opportunities in current portfolio and spine
- Product innovation with clinical research
- Disc regeneration, channel expansion options

**Strategically Introducing New Products to Capture Additional Market Share**

15

[1] Global Total Addressable Market, including Growth Factors.

ORTHOFIX

# Limb Reconstruction (formerly Orthopedics)

## Leading the Growth

Unique portfolio of limb reconstruction solutions, addressing the most challenging orthopedic conditions in patients of all ages

### Select Product Examples



**TL-HEX™**

**Extremity Deformity Correction**



**TrueLok™ Elevate**

**Limb Preservation**



**Fitbone™**

**Limb Lengthening**



**Galaxy Gemini™**

**Complex Fracture Management**



**Enabling Technologies - OrthoNext™**

### Market Overview


~$2.6B
TAM[1]

**Limb Preservation**
- ~5% market growth rate (2026-2028)

**Extremity Deformity Correction**
- ~5% – 6% market growth rate (2026 – 2028)

**Complex Fracture Management**
- ~3% – 4% market growth rate (2026 – 2028)

**Limb Lengthening**
- ~9% market growth rate (2026 – 2028)

**Significant share capture opportunity across all 4 pillars*

### OFIX Growth Drivers

- Accelerating U.S. growth and expanding position
- Global sales channel optimization through execution and focused distribution
- New, unique product platforms with next-gen digital capabilities

**Proven Leader with Room to Grow through Innovation of Hardware and Digital Solutions**

[1] Global Total Addressable Market.

Sources: iData Research Inc. 2021; Berkyl Global Market Analysis 2020; SmartTrak 2024; Orthoworld Industry Annual Report, 2024; Acuity MD Data, 2025; Grandview Research, 2023; US Bone Transport Procedure Volume Analysis, 2015; CDC National Diabetes Statistics Report, 2022; Brownrigg, et al. Evidence-based Management of PAD & the Diabetic Foot, 2013. 45(6), 673-681; Behroozian et al. Art Thro Vasc Biology, 2020. 40(3).

16

ORTHOFIX

Complex Fracture Management Limb Lengthening Limb Preservation Extremity Deformity Correction LIMB RECON Industry leader with a unique portfolio of limb reconstruction solutions, addressing the most challenging conditions in patients of all ages ENABLING TECHNOLOGIES ENABLING TECHNOLOGIES 17 Four Focus Areas – Limb Reconstruction

# Innovation Spotlight: TrueLok Elevate System

## Supporting surgeon-led correction of complex bony and soft-tissue defects



A
B
C



Minimally invasive, quick application, reproducible technique

Versatile design

Sterile, ready to use components

The TrueLok Elevate device has not been approved by the FDA for treatment of ulcers and the safety and effectiveness of the TrueLok Elevate for treatment of ulcers has not been established.

Tibial cortex transverse transport: Historical evolution, clinical applications, and future directions-Schroeder, et al. Foot & Ankle Surgery: Techniques, Reports & Cases, Vol 5, Issue 3, 100513

© 2025 The Author(s). Published by Elsevier Inc. on behalf of American College of Foot and Ankle Surgeons.
Orthofix has not made any changes to the image above and use of this image is in no way an endorsement of the Journal or Authors

18

# Patient Case Study –
# What Limb Reconstruction Means for Justin

## Background

- **Justin,** a 6'9" newlywed, suffered from severe **genu valgum (knock-knees)** that caused chronic pain and limited mobility.
- As he prepared for fatherhood, he feared becoming disabled without corrective surgery.



Click here for Justin's story

## OFIX Unique Solution

Under the care of **Dr. William Terrell**, the team elected to treat **both legs simultaneously**

- **TL-HEX External Fixation System** used on tibias for gradual, precise realignment
- Double ring configuration for added support due to height and size
- Post-surgery, fixators adjusted twice a day to correct the bone alignment

> Life is much better than it was before the surgery. I am almost back to 100% to what I should have been before.
>
> **– Justin**

## Result / Outcomes

- **Successful Orthofix-supported deformity correction procedure**
- **Restoration of patient mobility**
- **Strengthened customer loyalty**



19

ORTHOFIX®

# Enabling Technologies

## Empowering Excellence with Real-Time, Integrated Smart Technologies

- FLASH™ Navigation with 7D Technology, world's leading zero-radiation[1] spine image-guided surgery system
- Allows surgeons to perform **fast, cost-effective, and radiation-free** surgery
- Pacesetting leader for open spine procedures and deformity correction

### Product Example


7D FLASH
NAVIGATION SYSTEM

**FLASH Navigation with 7D Technology**

### Significant Focus in Spine



**Open and Percutaneous Spine Modules[2]**

### Market Overview


~$0.4B
TAM³

### Spinal Navigation

- Significant share capture opportunity
- ~10% – 12% market growth rate (2026 – 2028)

### OFIX Growth Drivers

- 7D deployments through commercial financing structures and product pull through
- Product integration with spinal implant portfolio
- Digital ecosystem expansion (pre-op planning, intra-op navigation, and post-op care)

**Seizing Significant Opportunity to Leverage Technology and Expand Share in Spine**

20

[1] Based on a pre-op CT or MRI, no intra-op radiation is required using Open Spine Module, eliminating exposure to surgeons, staff, and patients. Intra-op radiation is required for Percutaneous Module. [2] ~40% of U.S. installed base has cranial module. [3] Global Total Addressable Market.

ORTHOFIX

# Innovation Spotlight – FLASH Navigation with 7D Technology



**First and only** image-guided surgery (IGS) system featuring 7D's machine-vision technology, allowing surgeons to perform **fast, cost-effective, radiation-free IGS**


7D FLASH
NAVIGATION SYSTEM
ORTHOFIX

## Revolutionizing Spinal Navigation

***Created Meaningful Advantages with FLASH Navigation with 7D Technology***

**97.8%** reduction in intraoperative radiation during adult degenerative spinal fusions[1]*

**61%** reduction in intraoperative radiation during complex pediatric deformity spinal fusions[2]*

**98.8%** accurate with no pedicle breach[1]*

**94%** faster than intraoperative CT-based systems[3]*

**63.6** minutes saved per case[4]*

## Flexible Selling Models to Meet Unique Needs of Facility

- **Capital Purchase**
- **Lease**
- **Voyager Earnout Program**

"Earnout" through purchase of spine hardware and/or biologics; creating recurring revenue stream and stronger customer relationships

**Technology Differentiates Portfolio While Enabling Service to Full Continuum of Surgical Care**

*Not an Orthofix sponsored clinical study. [1] Malham GM, Munday NR. Comparison of novel machine vision spinal image guidance system with existing 3D fluoroscopy-based navigation system: a randomized prospective study. Spine J. 2022 Apr;22(4):561-569. doi: 10.1016/j.spinee.2021.10.002. Epub 2021 Oct 16. PMID: 34666179. [2] Comstock, Christopher P. MD; Wait, Eric MD. Novel Machine Vision Image Guidance System Significantly Reduces Procedural Time and Radiation Exposure Compared With 2-dimensional Fluoroscopy-based Guidance in Pediatric Deformity Surgery. Journal of Pediatric Orthopaedics ():10.1097/BPO.0000000000002377, March 6, 2023. | DOI: 10.1097/ BPO.0000000000002377 [3] Jakubovic R, Guha D, Gupta S, et al. High speed, high density intraoperative 3D optical topographical imaging with efficient registration to MRI and CT for craniospinal surgical navigation. Sci Rep. 2018;8:14894. doi:10.1038/s41598-018-32424-z. [4] Lim KBL, Yeo ISX, Ng SWL, Pan WJ, Lee NKL. The machine-vision image guided surgery system reduces fluoroscopy time, ionizing radiation and intraoperative blood loss in posterior spinal fusion for scoliosis. Eur Spine J. 2023 Jul 10. doi: 10.1007/s00586-023-07848-5. Epub ahead of print. PMID: 37428212.Stewart G. Visible Light Navigation in Spine Surgery: My Experience With My First 150 Cases. Int J Spine Surg. 2022 Oct;16(S2):S28-S36. doi: 10.14444/8274. Epub 2022 Aug 5. PMID: 36456113; PMCID: PMC9808787.

21

ORTHOFIX

Executing Through Transition – Guidance Reaffirmed Q1 2026 Results 22

# Q1 2026 Financial Highlights

| $196.4M | $9.7M | $(28.3M) | 6% | 5% | 3% | 70.7% |
|---|---|---|---|---|---|---|
| **Pro Forma Net Sales[1]** | **Non-GAAP Pro Forma Adjusted EBITDA[1,3]** | **Free Cash Flow (FCF)[3]** | **Global Spine Fixation[4] YoY Constant Currency Net Sales Growth** | **Therapeutic Solutions YoY Net Sales Growth** | **Global Limb Reconstruction YoY Constant Currency Net Sales Growth** | **Non-GAAP Pro Forma Adjusted Gross Margin[1,3]** |
| 3% growth YoY on constant currency basis[1,2] | Reflecting impacts from geography mix and commercial transitions | FCF expected to be positive for full year, excluding potential legal settlements | U.S. Spine Fixation[4] 4% growth YoY; Steady execution following spine commercial channel actions | Supported by disciplined commercial execution | Reflecting continued demand for core fixation and reconstruction systems | 40 basis point improvement over prior year |

“Our first-quarter results reflect steady execution as we complete key spine commercial channel actions and sharpen our strategic focus. While the quarter continued to absorb the impact of these transitions, most notably in biologics, we saw improved commercial focus and operating discipline as the quarter progressed. Importantly, distributor transitions are now largely behind us, providing greater visibility for the remainder of the year. With recent spine leadership changes, a renewed focus on advancing our biologics portfolio, and planned product launches later this year, we believe Orthofix is positioned to deliver more consistent growth, expand margins, and generate strong free cash flow to support long-term shareholder value.



**Massimo Calafiore**
President & Chief Executive Officer

[1] The Company's non-GAAP financial measures have been adjusted to eliminate the financial effects of the Company's decision to discontinue its M6 product lines. [2] Constant currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. [3] The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure(s), are provided in the Company's press release issued, and Quarterly Report on Form 10-Q filed, on May 5, 2026. [4] Spine Fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings.

23

ORTHOFIX

24 Adjusted EBITDA reflects impacts from geography mix and commercial transitions – continuing to execute focused initiatives and margin-enhancement efforts Continued progress on global commercial launch of TrueLok™ Elevate System and preparing for full U.S. commercial launch of VIRATA™ Spinal Fixation System in 2H 2026 Continuing to execute the priorities outlined in long-term plan to transform our business and deliver on our commitment to drive disciplined, profitable growth Prudently deploying capital and prioritizing investment in profitable growth opportunities in areas where we can win Q1 2026 Key Messages 05 03 04 02 01 Steady execution following spine commercial channel actions that support a stronger, more scalable commercial organization to drive next phase of growth

# Q1 2026 Results Summary

| First Quarter 2026 Results Summary (in millions) | Pro Forma Q1 2026 | Pro Forma Q1 2025 | Constant Currency Change |
|---|---|---|---|
| Therapeutic Solutions | $ 57.8 | $ 55.1 | 4.9% |
| Spinal Implants, Biologics, and Enabling Technologies | 105.8 | 104.3 | 1.4% |
| Global Spine | 163.6 | 159.4 | 2.6% |
| Global Limb Reconstruction | 32.8 | 29.8 | 3.0% |
| Pro forma net sales (excludes M6) | $ 196.4 | $ 189.2 | 2.7% |
| Impact from discontinuation of M6 | 0.3 | 4.4 | (94.5%) |
| Reported net sales | $ 196.7 | $ 193.6 | 0.4% |
| Non-GAAP Adjusted Gross Margin | 70.7% | 70.3% | +~40 bps |
| Non-GAAP Adjusted EBITDA | $ 9.7 | $ 11.4 | (15.2%) |

## Q1 2026 Total Pro Forma Net Sales $196.4M +2.7% YoY*


Global Limb Reconstruction $32.8M +3.0%*
Therapeutic Solutions $57.8M +4.9%*
11%
89%
International Spinal Implants, Biologics & Enabling Technologies $11.3M +4.1%*
U.S. Spinal Implants, Biologics & Enabling Technologies $94.5M +1.0%
Global Spinal Implants, Biologics, & Enabling Technologies $105. 8M +1.4%*

* YoY Growth is on a pro forma, constant currency basis compared to Q1 2025

**Q1 Total Pro Forma Net Sales: $196.4M**
3% YoY pro forma, constant currency growth

**Q1 Non-GAAP Pro Forma Adjusted EBITDA: $9.7M**
**5% of pro forma net sales**
vs $11.4M in Q1 2025; 6% of pro forma net sales

**Q1 Non-GAAP Pro Forma Adjusted Gross Margin: 70.7%**
vs 70.3% of pro forma net sales in Q1 2025

**Q1 Non-GAAP Pro Forma SG&A Expense: $129.7M**
**66% of pro forma net sales**
vs $121.9M in Q1 2025; 64% of pro forma net sales

**Q1 Non-GAAP Pro Forma R&D Expense: $15.0M**
**8% of pro forma net sales**
vs $14.6M in Q1 2025; 8% of pro forma net sales

25

ORTHOFIX

# Q1 2026 Business Segment Highlights

## THERAPEUTIC SOLUTIONS

**Net sales +5%**

- » Strong growth that benefited from cross-selling
- » Continued focus on new surgeon adds and competitive surgeon conversions
- » AccelStim™ Device continuing to drive fracture market growth




## SPINAL SOLUTIONS

**Global Spine Fixation net sales +6%***

**U.S. Spine Fixation net sales +4%**

- » Top 30 U.S. distributor partners grew net sales 27%* and 24% on TTM basis
- » U.S. limited launch of VIRATA™ Spinal Fixation System ongoing




## LIMB RECONSTRUCTION

**Global Limb Recon net sales +3%***

- » Growth led by ongoing market release of TRUELOK™ Elevate System and FITBONE™ Bone Transport and Trochanteric Lengthening Nails




TTM = Trailing 12 Months

* Net sales growth is on constant currency basis and compared to same prior-year quarter

26

ORTHOFIX

Full-Year 2026 Guidance1 $850M – $860M Net Sales $95M – $98M Adj. EBITDA Positive Free Cash Flow for 2026² 1 As of the Company’s Q1 2026 Earnings Call hosted on 5/5/2026. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect any confirmation or update of, that guidance by Orthofix leadership as of any date other than 5/5/2026. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. 2 Excluding impact of any potential legal settlements, supported by margin improvement initiatives.

Uniquely Positioned to Accelerate Our Profitable Growth Engine Looking Forward 28

lp Looking Forward Accelerating Our Profitable Growth Engine Advancing Toward Our Goals for Consistent Above-Market Growth, Improved Profitability, and Positive Free Cash Flow Invest in Differentiated Technologies in Areas Where We Can Win and Lead Innovation Capitalize on Multiple Access Points to Grow Business at Sustained, Above-Market Rates Operate with Discipline for Margin Expansion Build Financial Resilience and Unlock Strong, Consistent Free Cash Flow 29

lp Investing in Differentiated Technologies Innovation Driving Growth and Strengthening Leading Market Positions Systematic Approach to Driving Innovation Rigorous allocation of resources to high-return opportunities Leverage technologies (7D, Biologics, Therapeutic Solutions) and sales channels (Spine, Limb Reconstruction) across complementary product segments Build enabling technology ecosystem using next-gen data, navigation and connected products for pre-, intra-, and post-op solutions Extensive expertise in intra-op surgical navigation creating accurate, efficient, and uninterrupted surgical workflow Continuum of musculoskeletal care integrated by Enabling Technologies Focal KPIs 1 Regular cadence of meaningful, high-impact new product launches 2 7% – 8% of sales invested in R&D 3 Sustained share capture in U.S. Spine & U.S. Limb Reconstruction

On a Faster Path to Profitability with a Stronger Financial Profile Advancing Toward Our Long-Term Financial Goals 31

Operating with Discipline for Margin Expansion Well-Developed Infrastructure in Place to Further Scale and Support Growth Our Approach to Operational Excellence Building culture of excellence and accountability through implementation of the High Performance Management System (HPMS) Focusing on “Vital Few” initiatives to enhance operational excellence and drive business performance Key levers to drive higher margins and profitability across Company include: Rigorous allocation of resources to high-return opportunities Gross margin improvement Process improvements

Building Financial Resilience and Unlocking Strong, Consistent Free Cash Flow Strong Execution and Positive Free Cash Flow Momentum Driving Positive Free Cash Flow Expect to be free cash flow positive for full-year 20261 Drop-through to EBITDA from incremental revenue Working Capital improvements Efficient Working Capital Management Reduction in Inventory Days on Hand (DOH) and Instrument Efficiency Continued improvement in Days Sales Outstanding (DSO) 1 Excluding the impact of any potential legal settlements, supported by margin improvement initiatives. Near Breakeven For FY 2025

# Strategy is Driving Long-Term Profitable Growth

| | Net Sales | Adj. EBITDA | Free Cash Flow |
|---|---|---|---|
| **2028 Financial Targets** | **6.5% – 7.5%**<br>**Net Sales CAGR**[1]<br>(2026 – 2028) | **Mid-Teens**<br>**Adj. EBITDA**<br>(Full-year 2028) | **Positive**<br>**Free Cash Flow Generation**[1]<br>(2026 – 2028) |
| **Growth Engine Pillars** | Differentiated Technologies; Multiple Access Points | Margin Expansion | Strong Cash Flow |
| **Assumptions** | • Sustained market demand: weighted average market growth of ~4% to 5%<br>• Includes negative pricing impact of 1% to 2%<br>• No material change in reimbursement or regulatory environment | • ~300 bps of Gross Margin expansion over period<br>• Fixed cost leverage, moderating expense growth<br>• AI-informed enhancements to drive back-office efficiency | • Driven by continued Adj. EBITDA improvement<br>• Reduction in inventory DOH<br>• Improved instrument utilization |

[1] Excluding impact of any potential legal settlements, supported by margin improvement initiatives.

34

ORTHOFIX

Capital Allocation Priorities Investing to drive future profitable growth 1 Organic Growth Reinvest in business; enhance commercial channel; target capital spend levels at ~5% of sales 2 Inorganic Growth Tuck-in M&A to enhance growth & margin profile, support category leadership 3 Capital Structure Debt paydown and fortify balance sheet 4 Return of Capital In the absence of value-creating opportunities 35

# World-Class Leadership Team with Extensive Med Tech Expertise – *Focused on Results*



## Massimo Calafiore
President and
Chief Executive Officer

**Year Joined**: 2024
**Years in Industry**: 20+



## Julie Andrews
Chief Financial Officer

**Year Joined**: 2024
**Years in Industry**: 25+



## Patrick Fisher
President, Global Biologics
and Limb Reconstruction

**Year Joined**: 2024
**Years in Industry**: 25+



## Jason Shallenberger
President,
Therapeutic Solutions

**Year Joined**: 2005
**Years in Industry**: 20+



## Beau Standish
**PhD, PEng**
Chief Enabling
Technologies Officer

**Year Joined**: 2023
**Years in Industry**: 15+



## Aviva McPherron
President, Global
Operations & Quality

**Year Joined**: 2024
**Years in Industry**: 10+



## Lucas Vitale
Chief People & Business
Operations Officer

**Year Joined**: 2024
**Years in Industry**: 20+



## Andrés Cedrón
Chief Legal Officer

**Year Joined**: 2024
**Years in Industry**: 15+



## Julie Dewey
Chief Investor Relations &
Communications Officer

**Year Joined**: 2024
**Years in Industry**: 25+



## Jill Mason
Chief Compliance &
Risk Officer

**Year Joined**: 2015
**Years in Industry**: 15+

**Combining Deep Institutional Knowledge with Fresh Perspectives and Proven Approaches**

36

Investment Summary Why Invest in Orthofix? 01 Strong fundamentals with profitable growth opportunity and compelling value proposition across diverse portfolio 02 More focused commercial strategy with robust innovation pipeline complemented by successful cross-selling 03 Established leadership team well-positioned to implement strategic vision and achieve sustainable, profitable growth across portfolio 04 Improved operational execution to drive toward profitability objectives and positive free cash flow 05 Long-term financial targets reflect confidence in sustainable growth trends, commercial strategy and execution

For additional information, please contact: Julie Dewey, IRC Chief IR & Communications Officer juliedewey@orthofix.com 209-613-6945 www.Orthofix.com NASDAQ: OFIX

Financial and Non-GAAP Reconciliation Tables Appendix 39

Net Sales by Major Product Category by Reporting Segment     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in millions)   2026     2025     Change     Constant Currency Change   Therapeutic Solutions   $ 57.8     $ 55.1       4.9%     4.9 % Spinal Implants, Biologics and Enabling Technologies*     105.8       104.3       1.4%     1.4 % Global Spine*     163.6       159.4       2.6%     2.6 % Global Limb Reconstruction     32.8       29.8       10.2%     3.0 % Pro forma net sales*     196.4       189.2       3.8%     2.7 % Impact from discontinuation of M6 product lines     0.3       4.4       (94.2%)     (94.5%) Reported net sales   $ 196.7     $ 193.6       1.6%     0.4% * Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.

Q1 2026 GAAP to Adj. EBITDA Bridge Reported Adjustments to U.S. GAAP Adjusted Q1 2026 U.S. GAAP Results Foreign Exchange Impact Strategic Investments Impact of Discontinuation of M6 Product Lines SeaSpine Merger-Related Costs Acquisition-Related Fair Value Adjustments Amortization / Depreciation of Acquired Long-Lived Assets Interest & Gain/(Loss) on Investments Litigation and Investigation Costs Employee Retention Credit Share-based compensation expense and long-term incentive plan expense Long-Term Tax Rate Adjustment Q1 2026 Non-GAAP Results Net Sales $ 196.7 $ - $ - $ (0.3) $ - $ - $ - $ - $ - $ - $ -   $ 196.4 Cost of Sales 57.2 - (0.0) 0.4 0.5 - (0.2) - - - (0.3)   57.6 Gross Profit 139.5 - 0.0 (0.7) (0.5) - 0.2 - - - 0.3   138.8 Gross Margin 70.9%     70.7%         Sales, General, & Administrative 134.9 - (0.9) (0.9) (0.5) - - - (2.9) (0.0) -   129.7 Research & Development 15.3 - (0.0) (0.2) (0.0) - - - - - -   15.0 Acquisition-Related Amortization & Remeasurement 3.8 - - - - (0.8) (3.0) - - - -   - Share-based Compensation Non-GAAP Adjustment - - - - - - - - - - (6.3)   (6.3) Operating Income (Loss) (14.4) - 1.0 0.4 0.0 0.8 3.2 - 2.9 0.0 6.6   0.4 -7.3%     0.2%         Interest Income (Expense), Net (5.7) - - 0.0 - - - - - (0.2) -   (5.8) Other Income (Expense), Net (0.7) 0.9 - (0.1) - - - (0.0) - (1.0) -   (0.9)         Income (Loss) Before Tax (20.8) 0.9 1.0 0.3 0.0 0.8 3.2 (0.0) 2.9 (1.1) 6.6   (6.3) -10.6%     -3.2%         Income Tax Expense (Benefit) (0.1) - 0.0 (0.0) - - - - - - - 1.8 1.8 Effective Tax Rate -0.4%     28.0%         Net Income (Loss) $ (20.9) $ 0.9 $ 1.0 $ 0.3 $ 0.0 $ 0.8 $ 3.2 $ (0.0) $ 2.9 $ (1.1) $ 6.6 $ 1.8 $ (4.6) Net income (loss) as a percentage of net sales -10.6%     -2.3%         EBITDA $ (1.7) $ 0.9 $ 0.9 $ 0.3 $ (0.1) $ 0.8 $ - $ (0.0) $ 2.9 $ (1.0) $ 6.6 $ - $ 9.7 EBITDA as a percentage of net sales -0.9%     4.9%

Condensed Consolidated Balance Sheets (U.S. Dollars, in thousands, except par value data)   March 31, 2026     December 31, 2025       (Unaudited)         Assets             Current assets             Cash and cash equivalents   $ 120,278     $ 82,025   Restricted Cash     592       3,090   Accounts receivable, net of allowances of $8,990 and $8,308, respectively     137,775       135,746   Inventories     177,818       172,319   Prepaid expenses and other current assets     25,057       23,667   Total current assets     461,520       416,847   Property, plant, and equipment, net     125,327       129,399   Intangible assets, net     69,336       72,765   Goodwill     194,934       194,934   Other long-term assets     35,484       36,702   Total assets   $ 886,601     $ 850,647   Liabilities and shareholders’ equity             Current liabilities             Accounts payable   $ 54,686     $ 58,392   Current portion of finance lease liability     115       837   Other current liabilities     106,232       111,253   Total current liabilities     161,033       170,482   Long-term debt     221,335       157,391   Long-term portion of finance lease liability     12,937       17,060   Other long-term liabilities     56,110       55,677   Total liabilities     451,415       400,610   Contingencies             Shareholders’ equity             Common shares $0.10 par value; 100,000 shares authorized; 40,382 and 39,834 issued and outstanding as of March 31, 2026, and December 31, 2025, respectively     4,038       3,983   Additional paid-in capital     820,247       813,769   Accumulated deficit     (389,241)     (368,333) Accumulated other comprehensive income     142       618   Total shareholders’ equity     435,186       450,037   Total liabilities and shareholders’ equity   $ 886,601     $ 850,647

Condensed Consolidated Statements of Operations     Three Months Ended       March 31,   (Unaudited, U.S. Dollars, in thousands, except share and per share data)   2026     2025   Net sales   $ 196,708     $ 193,646   Cost of sales     57,162       72,027   Gross profit     139,546       121,619   Sales, general, and administrative     134,911       132,981   Research and development     15,320       19,766   Acquisition-related amortization, impairment, and remeasurement     3,751       17,745   Operating loss     (14,436)     (48,873) Interest expense, net     (5,664)     (4,506) Other income (expense), net     (734)     1,246   Loss before income taxes     (20,834)     (52,133) Income tax expense     (74)     (961) Net loss   $ (20,908)   $ (53,094)               Net loss per common share:             Basic   $ (0.52)   $ (1.35) Diluted     (0.52)     (1.35) Weighted average number of common shares (in millions):             Basic     40.4       39.2   Diluted     40.4       39.2

Adjusted Gross Profit and Adjusted Gross Margin     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Gross profit   $ 139,546     $ 121,619   Share-based compensation and long-term incentive plan expense     331       461   SeaSpine merger-related costs     (528)     600   Restructuring costs and impairments related to M6 product lines     (437)     10,919   Strategic investments     —       13   Amortization/depreciation of acquired long-lived assets     177       313   Adjusted gross profit   $ 139,089     $ 133,925   Adjusted gross margin as a percentage of reported net sales     70.7%     69.2 % Adjusted gross profit attributable to M6 product lines     (242)     (906) Pro forma adjusted gross profit   $ 138,847     $ 133,019   Pro forma adjusted gross margin as a percentage of pro forma net sales     70.7%     70.3%

Adjusted EBITDA and Pro Forma Adjusted EBITDA     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Net loss   $ (20,908)   $ (53,094) Income tax expense     74       961   Interest expense, net     5,664       4,506   Depreciation and amortization     13,493       34,431   Share-based compensation and long-term incentive plan expense     6,638       6,469   Foreign exchange impact     900       (1,044) SeaSpine merger-related costs     (69)     1,130   Restructuring costs and impairments related to M6 product lines     (437)     9,880   Strategic investments     950       3,514   Acquisition-related fair value adjustments     750       (610) Interest and (gain) loss on investments     (16)     —   Litigation and investigation costs     2,916       3,042   Employee retention credit     (951)     —   Adjusted EBITDA   $ 9,004     $ 9,185   Adjusted EBITDA as a percentage of reported net sales     4.6%     4.7 % Operating losses attributable to M6 product lines     690       2,246   Pro forma adjusted EBITDA   $ 9,694     $ 11,431   Pro forma adjusted EBITDA as a percentage of pro forma net sales     4.9%     6.0%

Adjusted Net Income and Pro Forma Adjusted Net Income     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Net loss   $ (20,908)   $ (53,094) Share-based compensation and long-term incentive plan expense     6,638       6,469   Foreign exchange impact     900       (1,044) SeaSpine merger-related costs     17       1,474   Restructuring costs and impairments related to M6 product lines     (624)     30,204   Strategic investments     953       3,543   Acquisition-related fair value adjustments     750       (610) Amortization/depreciation of acquired long-lived assets     3,178       4,632   Litigation and investigation costs     2,916       3,042   Interest and (gain) loss on investments     (16)     —   Employee retention credit     (1,135)     —   Long-term income tax rate adjustment     2,106       2,200   Adjusted net loss   $ (5,225)   $ (3,184) Operating losses attributable to M6 product lines     916       2,688   Long-term income tax rate adjustment for M6 product lines     (256)     (753) Pro forma adjusted net loss   $ (4,565)   $ (1,249)

Cash Flow and Free Cash Flow     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Net cash used in operating activities   $ (17,610)   $ (18,391) Net cash used in investing activities     (10,515)     (6,736) Net cash provided by (used in) financing activities     63,970       (651) Effect of exchange rate changes on cash     (90)     493   Net change in cash and cash equivalents   $ 35,755     $ (25,285)     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Net cash used in operating activities   $ (17,610)   $ (18,391) Capital expenditures     (10,661)     (6,736) Free cash flow   $ (28,271)   $ (25,127)

Adjusted Sales, General and Administrative Expense     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Sales, general, and administrative   $ 134,911     $ 132,981   Reconciling items impacting sales, general, and administrative:             SeaSpine merger-related costs     (486)     (757) Restructuring costs and impairments related to M6 product lines     187       (3,336) Strategic investments     (948)     (1,547) Amortization/depreciation of acquired long-lived assets     —       (60) Litigation and investigation costs     (2,916)     (3,042) Sales, general, and administrative expense, as adjusted   $ 130,748     $ 124,239   As a percentage of reported net sales     66.5%     64.2 % Sales, general, and administrative expense attributable to M6 product lines     (1,049)     (2,388) Pro forma sales, general, and administrative expense, as adjusted   $ 129,699     $ 121,851   As a percentage of pro forma net sales     66.0%     64.4%

Adjusted Research and Development Expense     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Research and development expense, as reported   $ 15,320     $ 19,766   Reconciling items impacting research and development:             SeaSpine merger-related costs     (59)     (116) Restructuring costs and impairments related to M6 product lines     —       (1,852) Strategic investments     (5)     (1,983) Research and development expense, as adjusted   $ 15,256     $ 15,815   As a percentage of reported net sales     7.8%     8.2 % Research and development expense attributable to M6 product lines     (246)     (1,192) Pro forma research and development expense, as adjusted   $ 15,010     $ 14,623   As a percentage of pro forma net sales     7.6%     7.7%

Adjusted Non-Operating (Income) Expense     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Non-operating (income) expense   $ 6,398     $ 3,260   Reconciling items impacting non-operating expense:             Foreign exchange impact     (900)     1,044   Interest and gain (loss) on investments     16       —   Employee retention credit     1,135       —   Non-operating expense, as adjusted   $ 6,649     $ 4,304   As a percentage of reported net sales     3.4%     2.2 % Losses (income) attributable to M6 product lines     138       (15) Pro forma non-operating expense, as adjusted   $ 6,787     $ 4,289   As a percentage of pro forma net sales     3.5%     2.3%